                                 WASATCH FUNDS

                                   SUPPLEMENT
                             dated January 31, 1996
                    to the Prospectus dated January 31, 1996

Effective February 17, 1996, Sunstone Financial Group, Inc. ("Sunstone") will replace Firstar Trust Company ("FTC") as transfer agent for Wasatch Funds and UMB Bank, n.a. ("UMB") will replace FTC as custodian for Wasatch Funds. The Prospectus describes the services to be provided by Sunstone and UMB and the instructions for making purchases (by mail and by wire), redemptions and exchanges on or after February 17, 1996.

INTERIM TRANSACTION PROCEDURES

It is important to take note of the following instructions to ensure proper processing of new accounts, additional investments, and purchases by wire prior to February 17, 1996:

  Regular Mail:                         Overnight or Express Mail or
                                        Hand Delivery:
  Wasatch Funds
  Shareholder Services Center           Wasatch Funds
  P.O. Box 701                          Shareholder Services Center
  Milwaukee, WI 53201-0701              Third Floor
                                        615 East Michigan Street
                                        Milwaukee, WI 53202

Wires:

Please call Wasatch Funds at 1-800-551-1700 prior to authorizing purchases by wire in order to obtain proper wire instructions.

REVISED EXCHANGE PRIVILEGE

Effective February 17, 1996, the Northern U.S. Government Money Market Fund will replace the Portico Money Market Fund as the new money market exchange vehicle. The Prospectus describes this option and the related procedures. Investors may not acquire shares of the Northern U.S. Government Money Market Fund as part of the Wasatch Funds exchange privilege, nor directly exchange from a Wasatch Fund to the Northern U.S. Government Money Market Fund, until February 17, 1996.

Prior to February 17, 1996, investors may continue to invest in and exchange between Wasatch Funds and the Portico Money Market Fund. However, after February 17, 1996, investors will not be able to directly exchange their investments from the Portico Money Market Fund to Wasatch Funds. Rather, to exchange into Wasatch Funds, investors will have to redeem their Portico Money Market Fund investment and send the proceeds to Wasatch Funds. Investors desiring to transfer their shares in the Portico Money Market Fund to the Northern U.S. Government Money Market Fund should call Wasatch Funds for instructions at 1-800-551-1700.

Questions regarding the procedures for purchases, redemptions and exchanges should be directed to Wasatch Funds at 1-800-551-1700. Investors should retain this Supplement with the Prospectus for future reference.

WASATCH FUNDS
68 South Main Street
Salt Lake City, UT 84101

For Fund Information and
Shareholder Services:
1-800-551-1700

                                 WASATCH FUNDS
                             INVESTMENT INFORMATION
                                 AND PROSPECTUS

                                  JANUARY 1996

                                    [LOGO]

                                WASATCH FUNDS

WASATCH FUNDS

A family of true no-load funds created to help you reach your investment objectives. In today's highly complex and dynamic world, discriminating between numerous investment alternatives is a difficult task. Investing in mutual funds is a way to secure expert advice that will help you maximize performance and minimize risk consistent with a long-term investment strategy. Wasatch Funds was founded in 1986 to enable individuals, pension and profit-sharing plans, retirement funds, foundations, endowments and trusts to obtain quality investment management on a more customized and personal basis than investment services currently offered by other mutual fund companies.

The WASATCH AGGRESSIVE EQUITY FUND is designed for investors looking for long-term growth of capital through investments in a non-diversified portfolio of rapidly growing companies. The "flagship" of the Wasatch Fund Family, this portfolio seeks to invest in companies the Manager believes possess attributes that will enable them to double in size within five years. This Fund closed to new shareholders in July 1995.

The WASATCH MICRO-CAP FUND was created for investors seeking long-term growth of capital through investments in a non-diversified portfolio of rapidly growing, small companies. The major distinction between the Wasatch Micro-Cap Fund and the Wasatch Aggressive Equity Fund is that the Micro-Cap Fund will primarily invest in smaller companies with market capitalizations less than $150 million at the time of initial purchase. It is presently intended that the Fund will close to new investors once its asset size reaches approximately $100 million.

The WASATCH GROWTH FUND is designed for more conservative equity investors looking for long-term growth of capital through investments in a diversified portfolio of companies the Manager believes to be relatively stable and yet offer superior growth prospects. The Manager seeks companies with the potential to become much larger and grow at more consistent, but slower rates than companies in the Wasatch Aggressive Equity Fund, Wasatch Micro-Cap Fund or Wasatch Mid-Cap Fund. When warranted by market conditions, the Fund will hold more cash or other fixed income investments than the Wasatch Aggressive Equity Fund, the Wasatch Mid-Cap Fund or the Wasatch Micro-Cap Fund.

The WASATCH MID-CAP FUND seeks long-term growth of capital through investments in small- to mid-sized companies believed by the Manager to have exceptional growth potential. The companies in this portfolio are expected by the Manager to produce earnings growth at higher rates than companies in the Wasatch Aggressive Equity Fund, the Wasatch Growth Fund or the Wasatch Micro-Cap Fund. Anticipated higher growth rates may cause the Wasatch Mid-Cap Fund to be more volatile than other Wasatch Funds.

The WASATCH INCOME FUND is a conservative fund which attempts to reward shareholders with better than money market yields. Under normal market conditions, the Fund will invest primarily in fixed income securities with remaining maturities of less than three years. Investors should not consider this a money market fund because, from time to time, the Fund will extend maturities to take advantage of favorable market interest rates causing the net asset value of the Fund to fluctuate. To achieve this objective the Fund can invest in investment grade fixed income securities, including securities of the United States government and its agencies, corporate bonds and notes, convertible securities, preferred stocks, short-term securities, money market instruments and cash.

WASATCH FUNDS

Dear Investor:

Welcome to Wasatch Funds. Since the attached prospectus may be the only contact our firm has with you as a potential investor, I urge you to consider it carefully. I'm asking you to do this so you will understand some of the characteristics that differentiate us from other mutual fund companies.

As you probably are aware, there are now more mutual funds than stocks. It has become increasingly difficult for investors to distinguish one fund from another. How should you decide which fund is most compatible with your investment goals? Many investors look at past performance. Performance is important--but let me remind you that while a fund's performance may be impressive, it is also history and carries no guarantee of future results.

We believe the real question an investor must answer is, "Which fund or family of funds is in the best position TODAY to provide me with the performance and service I expect in the FUTURE?" For many investors the answer has been Wasatch Funds. Read the prospectus, consider the information carefully and I think you'll understand why.

We appreciate your interest in Wasatch Funds and invite you to become part of the Wasatch family.

Yours truly,

/s/ Samuel S. Stewart, Jr.
--------------------------
Samuel S. Stewart, Jr.
Chairman of the Board


                                    [PHOTO]

                                   "Attaining
                              financial objectives
                               is accomplished by
                                  implementing
                                and following a
                            disciplined, consistent
                              investment program."

                            --Sam Stewart, PhD, CFA
                             Chairman of the Board

                                    [PHOTO]

                                   "Our value
                             comes from the ability
                                to differentiate
                              between a potential
                               growth company and
                                 one that will
                               stumble and fail.

                             This kind of judgment
                                 can only come
                               from experience."

                               --Jeff Cardon, CFA
                            Senior Research Analyst


WHY WASATCH FUNDS?

SIX FEATURES SET OUR FUNDS APART

-  Experience           -  Original Research
-  Investment Focus     -  Risk Management
-  Small Size           -  Shareholder Commitment

EXPERIENCE
Wasatch Advisors, the advisor to the funds, was founded in 1975 and has been specializing in growth stocks since its inception. Over the last 21 years Wasatch has managed growth stocks when they have been both in and out of favor. We believe this experience benefits our shareholders.

Because we are employee-owned there is little turnover of key people. Our investment team has worked together for years. Wasatch has been a pioneer in growth stock investing through our analytical work, published papers and ongoing research. We continue to pursue excellence in our investment discipline.

INVESTMENT FOCUS
Wasatch Funds invests in small- to mid-sized growth companies. While we offer shareholders a variety of investment alternatives, our strategy focuses on finding and investing in America's Best Growth Companies. It has been our experience that in the long-run earnings growth drives stock prices. Wasatch's focus on investing in high-quality, growth companies helps us avoid some of the pitfalls associated with investing in the small- to mid-cap segment of the market.

SIZE

Our ability to focus is related to the size of our company as well as the asset size of our Funds. Wasatch's size gives us an advantage over many growth stock competitors when you consider that the more money a fund has under management the more difficult it is to buy smaller companies. Fund Managers with large sums under management must:

1. Buy bigger companies, which can hurt
   performance;
2. Buy a larger number of companies, which can dilute analytical efforts; or
3. Create other investment products, which can divert focus.

When a growth fund manager who specializes in buying stock in small- to mid-sized companies gets big, it becomes more difficult to maintain focus. We believe that closing the Wasatch Aggressive Equity Fund in July 1995 demonstrates our commitment to maintaining the integrity of our growth investing style and controlling the asset size of Wasatch Funds. To remain true to our ideals, the Wasatch Micro-Cap Fund will be closed to new investors when it reaches approximately $100 million in assets.

INTENSIVE RESEARCH PROCESS
Of the 10,000 publicly traded companies, the majority have market capitalizations of less than $2 billion. Many of these companies are undiscovered by Wall Street. Wasatch's value as a fund manager comes from working within the niche of under-followed, under-valued companies. Wasatch research analysts commit considerable time and resources to discover companies with tremendous growth potential. Their goal is to buy stocks at reasonable prices and capture dynamic earnings growth.

The Wasatch research team consists of eight professionals. All of the senior members are Chartered Financial Analysts (CFAs). The team's only responsibility is to find, invest in and monitor companies for Wasatch portfolios.

We conduct 90 percent of our research in-house. Analysts find and track companies using the latest computer technology, continually updated databases and industry contacts. After initial screenings, Wasatch researchers visit prospective companies and


                                    [PHOTO]

                                   "Hands-on
                              securities analysis
                                  supported by
                               rigorous research
                                is vital to the
                                   success of
                               growth managers."

                              --Karey Barker, CFA
                            Senior Research Analyst

                                    [PHOTO]

                               "We manage risk in
                           Wasatch Funds' portfolios
                                by investing in
                               quality companies,
                            paying reasonable prices
                                 for stocks and
                            consistently monitoring
                               our investments."

                               --Robert Gardiner
                            Senior Research Analyst


meet with top management. This fundamental "bottom-up" analytical approach distinguishes Wasatch from other fund managers. Experience has shown that face-to-face meetings enable analysts to gain valuable insight into the company's ability to execute its business plan and produce the earnings growth Wasatch has targeted as favorable for investors.

RISK MANAGEMENT
Some investors view small- to mid-sized stocks as risky. Wasatch Advisors believes that smaller companies have the potential to provide greater growth over a longer period of time than larger, more mature firms. We also acknowledge that investing in the securities of such companies may involve greater risk and portfolio price volatility. Wasatch has found that the volatility of smaller stocks is often due to their lower market liquidity. There are other reasons smaller companies can be risky. Many have less diversified product lines, untested management teams or weaker financial positions. We carefully monitor the companies Wasatch Funds invests in. To manage risk in Fund portfolios, the research team has developed a three-tiered process.

FIRST--we look for high-quality companies we call "America's Best Growth Companies." These companies are characterized by: 1) Strong, financial statements; 2) Fifteen to 25 percent minimum growth rate with a continuing opportunity for growth; and 3) Solid top management with substantial inside ownership.

SECOND--we are not willing to pay high prices for growth. We look for companies with reasonable price-to-earnings ratios (P/E's) relative to their forecasted growth rates.

THIRD--we limit risk by the way we construct Fund portfolios. We put more money into some companies and less into others, depending on how we rank each company's level of risk. Our approach to risk management seeks to limit short-term volatility while capturing superior long-term performance.

Shares of our equity funds will probably be subject to greater fluctuation in value than shares of more conservative equity funds. Investors should consider investments in Wasatch Funds as only a part of an overall, long-term investment plan.

SHAREHOLDER COMMITMENT
Commitment to Wasatch Funds' shareholders and frequent communication is crucial to helping investors develop confidence in the investment process. This is especially true when investing in small- to mid-sized stocks. These stocks tend to be more volatile in the short-term and can sometimes cause investors to get the jitters. Wasatch experience has shown that successful investing in growth stocks requires a time horizon of five years or longer. We believe communication is the key to helping investors stay with their investment strategy.

Wasatch Funds offers the following services to ensure that shareholders are well-informed about their investments:

-  Quarterly Statements
-  Quarterly Newsletter and Mutual Fund Update
-  800 Number for Account Information
-  800 Number for Net Asset Value (NAV)
   Information
-  800 Number for Investment Guidance
-  Telephone Exchanges
-  Money Market Fund with Checkwriting Privileges
-  IRA Accounts, 403-B Plans and other Tax-Deferred
   Retirement Plans
-  Fund Exchange Privileges
-  Automatic Investment Plan
-  Invitation to Annual Shareholders Meeting

Wasatch Funds values every shareholder. It is our sincere desire to foster long, happy, profitable relationships with investors by providing the services and contact necessary for making informed investment decisions.

                                    [PHOTO]

                                    "I enjoy
                              guiding shareholders
                                 as they create
                                 a road map to
                          attain financial objectives.
                              For some this means
                             becoming a homeowner,
                                for others it is
                            starting a college fund
                               for their children
                                 or planning a
                            comfortable retirement."

                               --Jennifer Wilder
                         Premier Services Group Manager

                                    [LOGO]

QUESTIONS YOU MAY HAVE
ABOUT WASATCH FUNDS

ARE THERE ANY LOADS OR SALES FEES?
No. All of the Wasatch Funds are 100% no-load mutual funds. Our marketing philosophy is to be among the top performing funds and gain recognition through media attention and by other means.

HOW LONG HAS WASATCH ADVISORS BEEN MANAGING MONEY?
Wasatch Advisors, the investment advisor to Wasatch Funds, has been managing money since 1975. Wasatch Funds began in 1986 with the Aggressive Equity Fund, Growth Fund and Income Fund. In August 1992 we added the Mid-Cap Fund. The Micro-Cap Fund was added to the Wasatch family in June 1995.

CAN I USE THE WASATCH FUNDS FOR MY IRA, KEOGH, 401(k) OR OTHER RETIREMENT PLANS? Yes. Our Funds can be used for your IRA, SEP-IRA, Keogh, 401(k) and 403(b)(7). If you would like to use our Funds for your retirement account, call us at 1-800-551-1700 and ask for an IRA Information Kit.

CAN I MOVE MY INVESTMENTS FROM ONE FUND TO ANOTHER?
You can switch among our Funds quite easily.* Just call, fax or write and we will transfer your investments at no charge.**

 *The Wasatch Aggressive Equity Fund closed to new shareholders in July 1995.

**The exchange policy may be modified at any time; an early redemption fee may be imposed.

DO YOU HAVE AN AUTOMATIC INVESTMENT PLAN?
Yes, and we have lowered the minimum initial investment to $1,000 for investors using this plan. The plan allows you to automatically invest in our Funds directly from your bank account either monthly or quarterly in amounts of $100 or more.

WHEN DO THE FUNDS PAY DIVIDENDS?

All of the equity funds pay dividends once a year, normally in the last week of December. We encourage shareholders to automatically reinvest their dividends in order to enhance the compounding of their returns. However, you may have dividend checks sent to you. The Wasatch Income Fund pays dividends monthly.

HOW OFTEN DO I GET STATEMENTS? You will receive quarterly statements along with a newsletter and quarterly report. You can call 1-800-551-1700 any time to get your current account balance.

IS THERE A MONEY MARKET FUND AVAILABLE?
Yes. The Northern U.S. Government Money Market Fund is available to Wasatch Funds shareholders. The prospectus to the money market fund is not attached. To request a Northern prospectus, call 1-800-551-1700. Please read the prospectus carefully before you invest.

This may be used as sales literature when preceded or accompanied by a current prospectus. The prospectus gives details about charges, investment objectives, risks and operating policies of the Funds.

Please read it carefully before investing.

TABLE OF CONTENTS

Annual Fund Expenses ...........................    2
Financial Highlights ...........................    3
      Aggressive Equity Fund ...................    4
      Micro-Cap Fund ...........................    5
      Growth Fund ..............................    6
      Mid-Cap Fund .............................    8
      Income Fund ..............................   10
Performance Data ...............................   12
Investment Objectives, Policies and Risks ......   13
      Aggressive Equity Fund ...................   13
      Micro-Cap Fund ...........................   16
      Growth Fund ..............................   17
      Mid-Cap Fund .............................   18
      Income Fund ..............................   19
Portfolio Turnover .............................   21
Management of the Company ......................   22
      Advisory and Other Agreements ............   23
      Expenses .................................   24
Organization of the Company ....................   25
Purchase of Shares .............................   26
      Initial Investment .......................   26
      Subsequent Investments ...................   27
      General Information ......................   27
      Automatic Investment Plan ................   28
Retirement Plans ...............................   28
Exchange Privilege .............................   29
Redemption of Shares ...........................   31
      Systematic Withdrawal Plan ...............   34
Net Asset Value and Days of Operation ..........   34
Shareholder Reports ............................   35
Dividends, Capital Gains Distributions and Taxes   35
      Dividends ................................   35
      Capital Gains ............................   35
      Taxes ....................................   36
Additional Information .........................   37

                                   PROSPECTUS

                                JANUARY 31, 1996

WASATCH FUNDS, INC. (the "Company" or "Wasatch Funds") is a no-load mutual fund consisting of five separate series (the "Funds") which offer a variety of investment opportunities.

WASATCH AGGRESSIVE EQUITY FUND seeks long-term growth of capital through investments in common stock of companies believed by the Fund manager, Wasatch Advisors, Inc. (the "Manager"), to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The major distinction between the Wasatch Aggressive Equity Fund and the Wasatch Growth Fund is that the Aggressive Equity Fund is a non-diversified fund and thus can be more heavily weighted in fewer stocks and is subject to greater risk than the Growth Fund, which is a diversified fund. The Aggressive Equity Fund is currently closed to new investors.

WASATCH MICRO-CAP FUND, a non-diversified fund, seeks long-term growth of capital. The Fund seeks this objective by investing primarily in common stock of small capitalization companies believed by the Manager to possess superior growth potential. The major distinction between the Wasatch Micro-Cap Fund and the Wasatch Aggressive Equity Fund is that the Micro-Cap Fund will normally invest primarily in common stocks of companies with market capitalizations of less than $150 million at the time of the initial purchase. It is presently intended that the Micro-Cap Fund will close to new investors when it reaches $100 million in assets.

WASATCH GROWTH FUND seeks long-term growth of capital through investments in a diversified portfolio of common stock of companies believed by the Manager to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The Fund seeks investments in companies that may have the potential to become much larger and grow at more consistent, but slower rates than the companies typically in the Wasatch Aggressive Equity Fund, the Wasatch Mid-Cap Fund and the Wasatch Micro-Cap Fund.

WASATCH MID-CAP FUND, a non-diversified fund, seeks long-term growth of capital through investments in common stock of mid-sized companies believed by the Manager to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The companies in this portfolio are expected by the Manager to grow their earnings at higher rates than the companies in the Wasatch Aggressive Equity Fund, the Wasatch Growth Fund, or the Wasatch Micro-Cap Fund. These anticipated higher growth rates may cause the Wasatch Mid-Cap Fund to be more volatile than the other Wasatch Funds.

WASATCH INCOME FUND seeks to receive current income at low risk by investing in fixed income securities. The secondary objective is appreciation of capital.

This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know prior to investing. Investors are advised to read this Prospectus and retain it for future reference.

Additional information about the Company has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated January 31, 1996 and is available without charge upon request from the Company. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2 PROSPECTUS


ANNUAL FUND EXPENSES

The Funds are 100% no-load; there are no fees to purchase shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit shareholders by increasing the Funds' investment return.

                                  AGGRESSIVE  MICRO-
                                    EQUITY      CAP     GROWTH    MID-CAP  INCOME
                                     FUND      FUND      FUND      FUND     FUND
--------------------------------------------------------------------------------
SHAREHOLDER
TRANSACTION EXPENSES
Sales Load Imposed on Purchases      none      none      none      none     none
Sales Load Imposed on
  Reinvested Dividends               none      none      none      none     none
Deferred Sales Load                  none      none      none      none     none
Redemption Fee1                      none      none      none      none     none
Exchange Fees                        none      none      none      none     none

ANNUAL FUND
OPERATING EXPENSES
(as a percentage of average
  net assets)
Management Fees                      1.00%(2)  2.00%(2)  1.00%(2)  1.25%(2) 0.50%
12b-1 Fees                           none      none      none      none     none
Other Expenses
  (after reimbursements)(3)          0.47%     0.50%     0.50%     0.50%    0.50%
--------------------------------------------------------------------------------
Total Fund Operating Expenses
  (after reimbursements)             1.47%     2.50%     1.50%     1.75%    1.00%
================================================================================

(1) The Custodian charges a $7.50 fee for each wire redemption.
(2) Such annual rates are higher than the rates paid by most registered investment companies.
(3) The Annual Fund Operating Expense information represents actual expenses (after reimbursement) for the fiscal year ending September 30, 1995 for all Funds. The Manager has voluntarily agreed to limit the total expenses of the Aggressive Equity and Growth Funds to 1.50%, the Micro-Cap Fund to 2.50%, the Mid-Cap Fund to 1.75% and the Income Fund to 1.00% of each respective Fund's average net assets computed on a daily basis. If the expense reimbursements were eliminated, Other Expenses and Total Fund Operating Expenses for the fiscal year ended September 30, 1995 would have been 1.40% and 3.40% for the Micro-Cap Fund, 0.58% and 1.58% for the Growth Fund, 0.69% and 1.94% for the Mid-Cap Fund, and 1.09% and 1.59% for the Income Fund, respectively. There were no reimbursements for the Aggressive Equity Fund.

                                                                  PROSPECTUS 3


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return and (ii) redemption at the end of each time period:

                                  AGGRESSIVE  MICRO-
                                    EQUITY      CAP     GROWTH    MID-CAP INCOME
                                     FUND      FUND      FUND      FUND    FUND
--------------------------------------------------------------------------------
 1 year                             $ 15       $ 26      $ 15     $ 18     $ 10
 3 years                              47         79        47       59       32
 5 years                              81        136        82       98       55
10 years                             178        289       179      212      122

The purpose of the tables is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in shares of the Funds. For additional information, see "Management of the Company," below.

The information contained in the tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The following information for an Aggressive Equity Fund, Growth Fund, Mid-Cap Fund and Income Fund share outstanding for the years ended September 30, 1993, 1994 and 1995 and for a Micro-Cap Fund share outstanding for the period June 19, 1995 through September 30, 1995 has been audited by Arthur Andersen LLP, independent accountants, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements appearing in the Funds' 1995 Annual Report to Shareholders and included in the Statement of Additional Information. Information in the Financial Highlights for the year ended September 30, 1992 and all prior periods were audited by other independent accountants. Further information about the performance of the Funds is contained in the Funds' Annual Report to Shareholders, which may be obtained without charge by calling the Funds at 1-800-551-1700 or writing the Funds at P.O. Box 2172, Milwaukee, WI 53201-2172.

4 PROSPECTUS

AGGRESSIVE EQUITY FUND

                                                 YEAR ENDED SEPTEMBER 30,
                                          1995       1994       1993      1992
                                         ------     ------     ------    ------
Net asset value,
   beginning of period                   $19.96     $19.75     $15.23    $16.42

Income (loss) from investment operations:
   Net investment (loss) income           (0.04)     (0.02)     (0.09)    (0.03)
Net realized and unrealized
     gains (losses) on securities          6.59       1.33       5.40     (0.26)
                                         ------     ------     ------    ------
     Total from investment operations      6.55       1.31       5.31     (0.29)

Less distributions:
   Dividends from net investment
     income                                  --         --         --        --
Distributions from net realized
     gains                                (1.51)     (1.10)     (0.79)    (0.90)
                                         ------     ------     ------    ------
     Total distributions                  (1.51)     (1.10)     (0.79)    (0.90)
                                         ------     ------     ------    ------
Net asset value, end of period           $25.00     $19.96     $19.75    $15.23
                                         ======     ======     ======    ======

Total return(2)                           35.19%      6.85%     35.73%    (2.30)%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                    $305,311    $46,369    $23,293   $12,542
   Ratio of expenses to average
     net assets(2), (3)                    1.47%      1.50%      1.50%     1.51%

   Ratio of net (loss) income to
     average net assets(3)                (0.37)%    (0.67)%    (0.77)%   (0.41)%
   Portfolio turnover rate                   29%        64%        70%       32%

(1) Commencement of operations
(2) Not annualized for periods less than a year
(3) Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, except for the year ended September 30, 1995 where there were no reimbursements, the ratio of expenses to average net assets for the Aggressive Equity Fund would be 1.52%, 1.64%, 1.69%, 1.67%, 1.75%, 1.91%,
    2.03% and 1.36%, respectively, and the ratio of net income (loss) to average net assets would be (0.69)%, (0.92)%, (0.59)%, (0.52)%, (0.27)%,
    (0.55)%, (0.22)% and 0.06%, respectively. The ratio of expenses to average net assets for the Micro-Cap Fund would be 3.40% and the ratio of net loss to average net assets would be (1.66)%.

                                                                    PROSPECTUS 5

                                                                                                                    MICRO-CAP
                                                                                                                      FUND
                                                                                           DEC. 6, 1986(1)       JUNE 19, 1995(1)
                                                            YEAR ENDED SEPTEMBER 30,          THROUGH                THROUGH
                                                      1991      1990    1989      1988     SEPT. 30, 1987        SEPT. 30, 1995
                                                    -------   -------   -----    -------  -----------------    ------------------
Net asset value,
   beginning of period                               $ 9.77    $10.92   $ 9.07   $11.76         $10.00               $  2.00

Income (loss) from investment operations:
   Net investment (loss) income                       (0.04)     0.01    (0.01)    0.03           0.02                    --
Net realized and unrealized
     gains (losses) on securities                      6.69     (1.16)    1.91    (1.66)          1.74                  0.72
                                                     ------    ------   ------   ------          -----               -------
     Total from investment operations                  6.65     (1.15)    1.90    (1.63)          1.76                  0.72

Less distributions:
   Dividends from net investment
     income                                              --        --    (0.05)   (0.01)            --                    --
Distributions from net realized
     gains                                               --        --       --    (1.05)            --                    --
                                                     ------    ------   ------   ------          -----               -------
     Total distributions                                 --        --    (0.05)   (1.06)            --                    --
                                                     ------    ------   ------   ------          -----               -------
Net asset value, end of period
                                                     $16.42    $ 9.77   $10.92   $ 9.07         $11.76               $  2.72
                                                     ======    ======   ======   ======         ======               =======
Total return(2)                                       68.07%   (10.53)%  21.09%  (13.17)%        17.60%                36.00%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)
   Ratio of expenses to average                      $7,588    $2,767   $1,191   $  833         $1,266               $25,368
     net assets(2), (3)

   Ratio of net (loss) income to                       1.51%     1.56%    1.50%    1.50%          1.26%                 2.50%
     average net assets3
   Portfolio turnover rate                            (0.36)%    0.08%   (0.12)%   0.30%          0.16%                (0.76)%
                                                         41%       74%      82%      71%            58%                    0%

6  PROSPECTUS


GROWTH FUND


                                                     YEAR ENDED SEPTEMBER 30,
                                              1995       1994       1993      1992
                                             ------     ------     ------    ------
Net asset value,                            $ 15.30    $ 15.68    $ 13.64   $ 15.01
   beginning of period

Income (loss) from investment operations:
   Net investment income (loss)                0.02      (0.14)     (0.08)    (0.02)
   Net realized and unrealized                 4.59       0.71       3.21     (0.45)
     gains (losses) on securities           -------    -------    -------   -------
     Total from investment operations          4.61       0.57       3.13     (0.47)


Less distributions:
   Dividends from net investment
     income                                      --         --         --     (0.04)

   Distributions from net realized
     gains                                    (3.94)     (0.95)     (1.09)    (0.86)
                                            -------    -------    -------   -------
     Total distributions                      (3.94)     (0.95)     (1.09)    (0.90)
                                            -------    -------    -------   -------

Net asset value, end of period              $ 15.97    $ 15.30    $ 15.68   $ 13.64
                                            =======    =======    =======   =======
Total return(2)                               39.76%      3.75%     23.57%    (3.61)%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                         $53,533    $11,219    $17,619   $14,243
   Ratio of expenses to average
     net assets(2), (3)                        1.50%      1.50%      1.50%     1.49%
   Ratio of net income (loss) to
     average net assets(3)                     0.29%     (0.51)%    (0.55)%    0.15%
   Portfolio turnover rate                       88%       163%       104%       40%


(1) Commencement of operations
(2) Not annualized for the period ended September 30, 1987
(3) Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.58%, 1.64%, 1.61%, 1.67%, 1.66%, 2.02%, 1.89%, 1.91% and 1.37%, respectively, and the ratio of net income (loss) to average net assets would be 0.21%, (0.64)%, (0.66)%, (0.03)%, 0.36%, 1.29%, 0.96%, 0.80% and 0.06%, respectively.

                                                           PROSPECTUS  7


                                                                                         DEC. 6, 1986
                                                          YEAR ENDED SEPTEMBER 30,          THROUGH
                                                     1991     1990     1989      1988    SEPT. 30, 1987
                                                    ------   ------   ------    ------   --------------
Net asset value,
   beginning of period                             $ 10.73   $11.39   $ 9.48    $11.47      $10.00

Income (loss) from investment operations:
   Net investment income (loss)                       0.08     0.10     0.13      0.10        0.01
   Net realized and unrealized                        5.16    (0.65)    1.89     (1.67)       1.46
     gains (losses) on securities                  -------   ------   ------    ------      ------
     Total from investment operations                 5.24    (0.55)    2.02     (1.57)       1.47

Less distributions:
   Dividends from net investment
     income                                          (0.16)   (0.11)   (0.11)    (0.02)         --
   Distributions from net realized
     gains                                           (0.80)      --       --     (0.40)         --
                                                   -------   ------   ------    ------      ------

     Total distributions                             (0.96)   (0.11)   (0.11)    (0.42)         --
                                                   -------   ------   ------    ------      ------
Net asset value, end of period                     $ 15.01   $10.73   $11.39    $ 9.48      $11.47
                                                   =======   ======   ======    ======      ======
Total return(2)                                      51.90%   (4.82)%  21.60%   (13.39)%     14.70%

Supplemental data and ratios:
   Net assets, end of period
     (in thousands)                                $11,651   $4,574   $3,378    $2,605      $2,699
   Ratio of expenses to average
     net assets(2), (3)                               1.51%    1.87%    1.50%     1.50%       1.25%
   Ratio of net income (loss) to
     average net assets(3)                            0.51%    1.45%    1.37%     1.21%       0.18%
   Portfolio turnover rate                              37%      69%      63%       88%         50%

8 PROSPECTUS


MID-CAP FUND

                                                      YEAR ENDED
                                                     SEPTEMBER 30,
                                                    1995        1994
                                                  --------    --------

          Net asset value,
            beginning of period                     $11.02      $10.51

          Income from investment operations:
            Net investment loss                      (0.02)      (0.27)
            Net realized and unrealized
              gains (losses) on securities            7.64        0.78
                                                  --------    --------
              Total from investment operations        7.62        0.51

          Less distributions:
            Dividends from net investment               --          --
              income
            Distributions from net realized
              gains                                  (0.03)         --
                                                  --------    --------
              Total distributions                    (0.03)         --
                                                  --------    --------

          Net asset value, end of period            $18.61      $11.02
                                                  ========    ========
          Total return(2)                            69.24 %      4.85 %

          Supplemental data and ratios:
            Net assets, end of period
              (in thousands)                       $98,605      $1,091
            Ratio of expenses to average
              net assets(2), (3)                      1.75 %      1.75 %
            Ratio of net loss to
              average net assets(3)                  (0.71)%     (1.19)%
            Portfolio turnover rate                     46 %       213 %


(1) Commencement of operations
(2) Not annualized for the period ended September 30, 1992
(3) Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.94%, 3.33%, 2.69% and 7.65%, respectively, and the ratio of net loss to average net assets would be (0.90)%, (2.76)%, (1.81)% and (6.47)%, respectively.

                                                                    PROSPECTUS 9



                             YEAR ENDED                    AUG. 16, 1992(1)
                            SEPTEMBER 30,                      THROUGH
                                1993                       SEPT. 30, 1992
                            -------------                  ----------------
                              $ 9.93                           $10.00


                               (0.07)                              --

                                0.65                            (0.07)
                              ------                           ------
                                0.58                            (0.07)


                                  --                               --


                                  --                               --
                              ------                           ------
                                  --                               --
                              ------                           ------

                              $10.51                           $ 9.93
                              ======                           ======

                                5.85 %                          (0.70)%



                              $2,451                           $  148

                                1.74 %                           1.56 %

                               (0.86)%                          (0.38)%
                                 113 %                             40 %

10 PROSPECTUS


INCOME FUND

                                                          YEAR ENDED SEPTEMBER 30,
                                                     1995      1994      1993      1992
                                                 --------  --------  --------  --------
Net asset value,
  beginning of period                              $10.09    $10.42    $11.17    $11.14

Income from investment operations:
  Net investment income (loss)                       0.56      0.55      0.55     (0.03)
  Net realized and unrealized
    gains (losses) on securities                     0.44     (0.40)    (0.17)     0.94
                                                   ------    ------    ------    ------
    Total from investment operations                 1.00      0.15      0.38      0.91

Less distributions:
  Dividends from net investment
    income                                          (0.59)    (0.46)    (0.53)    (0.56)
  Distributions from net realized
    gains                                              --     (0.02)    (0.60)    (0.32)
                                                   ------    ------    ------    ------
    Total distributions                             (0.59)    (0.48)    (1.13)    (0.88)
                                                   ------    ------    ------    ------

Net asset value, end of period                     $10.50    $10.09    $10.42    $11.17
                                                   ======    ======    ======    ======

Total return(2)                                     10.46%     1.51%     3.80%     8.44%

Supplemental data and ratios:
  Net assets, end of period
    (in thousands)                                 $4,035    $3,250    $3,748    $5,234
  Ratio of expenses to average
    net assets(2), (3)                               1.00%     1.00%     1.00%     1.00%
  Ratio of net income to
    average net assets(3)                            5.88%     5.15%     4.60%     4.90%
  Portfolio turnover rate                              43%       45%       46%       95%


(1) Commencement of operations
(2) Not annualized for the period ended September 30, 1987
(3) Net of reimbursements by advisor. Absent reimbursement of expenses by advisor, the ratio of expenses to average net assets would be 1.59%, 1.39%, 1.35%, 1.20%, 1.20%, 1.57%, 1.42%, 1.35% and 1.20%, respectively, and the ratio of net income to average net assets would be 5.29%, 4.76%, 4.24%, 4.71%, 6.59%, 9.75%, 7.82%, 8.06% and 5.70%, respectively.

                                                                   PROSPECTUS 11


                                                         DEC. 6, 1986(1)
                     YEAR ENDED SEPTEMBER 30,               THROUGH
                1991      1990      1989      1988       SEPT. 30, 1987
             --------  --------  --------  --------      --------------


               $10.13    $10.61    $10.64    $10.19          $10.00


                 0.58      0.69      1.25      0.81            0.39

                 1.24     (0.19)    (0.06)     0.25           (0.20)
               ------    ------    ------    ------          ------
                 1.82      0.50      1.19      1.06            0.19



                (0.81)    (0.69)    (1.22)    (0.61)             --

                   --     (0.29)       --        --              --
               ------    ------    ------    ------          ------
                (0.81)    (0.98)    (1.22)    (0.61)             --
               ------    ------    ------    ------          ------
               $11.14    $10.13    $10.61    $10.64          $10.19
               ======    ======    ======    ======          ======

                18.74 %    4.87 %   12.50 %   10.84 %          1.90 %



               $3,540    $1,771    $1,119      $816            $504

                 1.01 %    1.32 %    0.99 %    0.95 %          0.94 %

                 6.79 %   10.00 %    8.25 %    8.47 %          5.97 %
                   66 %      71 %      29 %      30 %            --

12 PROSPECTUS


PERFORMANCE DATA

From time to time, total return and yield data for a Fund may be quoted in advertisements or in communications to shareholders. A Fund's total return will be calculated on an average annual (compound) total return basis and may also be calculated on a cumulative total return basis for various periods from the date it commences operations. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Cumulative total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

Yield is computed based on the net income of a Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing a Fund's net income per share during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

The total return and yield of a Fund may be compared to those of other mutual funds including those with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and yield of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the total return of a Fund may be compared to the S&P 500 Stock Index, the Nasdaq Composite Index, an index of unmanaged groups of common stocks of domestic companies that are quoted on the National Association of Securities Dealers Quotation System, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange (the "Exchange") and the Consumer Price Index. Total return and yield data as reported in national publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

Performance quotations of a Fund represent the Fund's past performance and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The methods used to compute a Fund's total return and yield are described in more detail in the Statement of Additional Information.

                                                                   PROSPECTUS 13


The Funds' total returns (including fees and other expenses) for specified periods ended September 30, 1995, were as follows:

                           AVERAGE ANNUAL RETURNS
                      ONE      THREE    FIVE       SINCE
                      YEAR     YEARS    YEARS   INCEPTION(1)
--------------------------------------------------------------------------------
Aggressive Equity     35.2%    25.2%    26.3%     15.5%
Micro-Cap               --       --       --      36.0%(2)
Growth                39.8%    21.5%    21.3%     13.3%
Mid-Cap               69.2%    23.4%      --      22.1%
Income                10.5%     5.2%     8.4%      8.2%

(1) Inception date for all Funds except the Mid-Cap and Micro-Cap Funds was December 6, 1986; the Mid-Cap Fund's inception date was August 16, 1992; the Micro-Cap Fund's inception date was June 19, 1995.
(2) Not annualized.

The Funds charged no sales loads, redemption fees, or other similar fees as of September 30, 1995. Accordingly, both purchase price and redemption price equal net asset value per share, and no adjustments are made in either yield or total return performance calculations to reflect nonrecurring charges.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Investment Objectives presented below cannot be changed without shareholder approval. Since all investments are subject to inherent market risks there is no assurance these objectives will be achieved. The Investment Policies and Techniques employed in pursuit of the Funds' objectives may be changed without shareholder approval.

AGGRESSIVE EQUITY FUND
Currently, the Aggressive Equity Fund is closed to new investors. The Fund's current shareholders and certain others may continue to add to an existing account or open new accounts. (See "Purchase of Shares.") The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

INVESTMENT OBJECTIVE--The primary investment objective of the Aggressive Equity Fund is long-term growth of capital through investments in common stock of companies believed by the Manager to possess superior growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The "Flagship" of the Wasatch Fund Family, this portfolio seeks to invest in companies believed by the Manager to be rapidly growing, to be smaller but have the potential to become much

14 PROSPECTUS


larger. The major distinction between the Aggressive Equity Fund and the Growth Fund is that the Aggressive Equity Fund is a non-diversified fund and thus can be more heavily weighted in fewer stocks than the Growth Fund, which is a diversified fund.

INVESTMENT POLICIES AND TECHNIQUES--The Aggressive Equity Fund will normally invest at least 65% of its total assets in common stocks of growth companies which are believed by the Manager to have significantly better prospects than most companies for long-term capital appreciation based on historical and projected rates of earnings growth or on development of new products and services.

The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) and cash. Debt obligations acquired will be investment grade at the time of purchase, that is, obligations rated within the four highest rating categories by Moody's Investors Service, Inc. ("Moody's") (Baa or higher), Standard & Poor's Corporation ("S&P") (BBB or higher), or other nationally recognized rating agencies or obligations unrated but deemed by the Manager to be comparable in quality to instruments that are so rated. Obligations rated in the lowest of the top four ratings, though considered investment grade, are considered to have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Manager will consider such an event in determining whether the Fund should continue to hold the security. The Manager expects, however, to sell promptly any securities that are non-investment grade as a result of these events that exceed 5% of the Fund's net assets. See the Statement of Additional Information for a description of applicable debt ratings.

The Fund may invest a substantial portion of its assets in small capitalization companies. While small capitalization companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances, the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject

                                                                   PROSPECTUS 15


to wider price fluctuations. The spreads between the bid and asked prices of the securities of these companies are typically larger than the spreads for more actively traded securities. As a result, the Fund could incur a loss if it determined to sell such a security shortly after its acquisition. When making large sales, the Fund may have to sell portfolio holdings at discount from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. The values of the shares of small capitalization companies may move independently of the values of larger capitalization companies or of general stock market indices such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index.

The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities. (Securities of foreign issuers which are publicly traded in the United States, either directly or through American Depository Receipts, are not subject to this 15% limitation.) Foreign investments may be subject to special risks, including those resulting from fluctuation in currency exchange rates, revaluation of currencies, future political and economic developments, the possible imposition of additional withholding taxes on dividend or interest income payable on the securities, the seizure or nationalization of companies, or establishment of exchange controls or adoption of other restrictions which might adversely affect the investment. Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation than securities of domestic companies.

The Fund may also invest up to 5% of its total assets at the time of purchase in "Special Situations," which the Manager defines as companies in the process of reorganization or buy-out. Such companies may have limited financial resources or may be dependent upon a small management group and their securities may be subject to more abrupt or erratic market movements.

The Aggressive Equity Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy which may not be changed without shareholder vote, however, as to 50% of the Fund's total assets, the Fund will not purchase additional securities of individual companies in which the Fund has invested 5% of the Fund's total assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment. Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status," the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk.

16 PROSPECTUS


MICRO-CAP FUND
It is presently intended that the Micro-Cap Fund will close to new investors when it reaches $100 million in assets. At that time, the Fund will determine whether to permit continued investments by existing shareholders or others. The Fund reserves the right to reconsider closing the Fund at any time and may close the Fund but resume sales at a later date.

INVESTMENT OBJECTIVE--The primary investment objective of the Micro-Cap Fund is long-term growth of capital. The Fund seeks this objective by investing primarily in common stocks of small companies believed by the Manager to possess growth potential. Income is a secondary objective to be sought only when consistent with the primary objective. The Micro-Cap Fund is a non-diversified fund, and consequently may be more heavily weighted in fewer stocks, and thus may be subject to greater risk. In addition, while the Manager believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of small companies may involve greater risks and portfolio price volatility. See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of the special considerations and risks associated with investments in small capitalization companies.

INVESTMENT POLICIES AND TECHNIQUES--The Micro-Cap Fund will invest under normal market conditions at least 65% of its total assets in common stocks of companies with market capitalizations that are less than $150 million at the time of the initial purchase.

The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes rated in the top categories by a nationally recognized statistical rating organization or unrated but deemed by the Manager to be of comparable quality (which master demand notes are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) and cash.

The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities and may also invest up to 5% of its total assets at the time of purchase in "Special Situations." See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of investment grade debt securities and the Manager's intention with respect to securities whose ratings are downgraded, and the definition and risks associated with investments in foreign securities and "Special Situations."

                                                                   PROSPECTUS 17


The Micro-Cap Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy which may not be changed without shareholder vote, however, as to 50% of the Fund's total assets, the Fund will not purchase additional securities of individual companies in which the Fund has invested 5% of the Fund's total assets or has acquired more than 10% of the outstanding voting securities of such company, measured at the time of each such investment. Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status," the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk.

GROWTH FUND
INVESTMENT OBJECTIVE--The primary investment objective of the Growth Fund is long-term growth of capital through investments in a diversified portfolio of common stock of companies believed by the Manager to possess superior growth potential. The Fund seeks investments in companies that may have the potential to become much larger and grow at a more consistent, but slower rate than the companies typically in the Wasatch Aggressive Equity Fund, the Wasatch Mid-Cap Fund and the Wasatch Micro-Cap Fund. Income is a secondary objective to be sought only when consistent with the primary objective. The Growth Fund is designed for the more conservative equity investor. As a further measure of conservatism, when the market conditions warrant, the Fund will hold more cash or other fixed income investments than the Wasatch Aggressive Equity Fund, the Wasatch Mid-Cap Fund and the Wasatch Micro-Cap Fund.

INVESTMENT POLICIES AND TECHNIQUES--The Growth Fund will normally invest at least 65% of its total assets in common stocks of growth companies which are believed by the Manager to have significantly better prospects than most companies for long-term capital appreciation based on historical and projected rates of earnings growth or on development of new products and services.

The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) and cash. The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities and may also

18 PROSPECTUS


invest up to 5% of its total assets at the time of purchase in "Special Situations." See "Aggressive Equity Fund--Investment Policies and Techniques" for a description of investment grade securities and the Manager's intention with respect to securities whose ratings are downgraded, and the definition and risks associated with investments in foreign securities and "Special Situations." A portion of the Fund's assets may be invested in the securities of small companies. See "Aggressive Equity Fund--Investment Policies and Techniques" for a description of the special considerations and risks associated with investments in small capitalization companies.

Although the Fund is a diversified investment company, 25% of the total asset value of the Fund is not subject to the diversification policy. Because this policy permits the investment of more than 5% of the Fund's total assets at the time of purchase in a single security, the Fund is subject to a greater degree of risk.

MID-CAP FUND
INVESTMENT OBJECTIVE--The primary investment objective of the Mid-Cap Fund is long-term growth of capital through investments in a portfolio of common stock of mid-sized companies believed by the Manager to possess superior growth potential based on historical and projected rates of earnings growth or on development of new products and services. Income is a secondary objective to be sought only when consistent with the primary objective. The Mid-Cap Fund seeks investments in companies which the Manager believes may grow generally at a rate of earnings growth higher than the companies in the portfolios of the Wasatch Aggressive Equity Fund, the Wasatch Growth Fund and the Wasatch Micro-Cap Fund and, therefore, may experience greater short-term price volatility. These anticipated higher growth rates may cause the Wasatch Mid-Cap Fund to be more volatile than the other Wasatch Funds and therefore, investors should consider an investment in the Mid-Cap Fund to be subject to more risk and greater volatility than the other Wasatch Funds.

INVESTMENT POLICIES AND TECHNIQUES--The Mid-Cap Fund will invest at least 65% of its total assets in common stock of companies whose market capitalization is between $300 million and $5 billion at the time of purchase, which are believed by the Manager to have significantly better prospects than most companies for long-term capital appreciation based on historical and projected rates of earnings growth or on development of new products and services.

The Fund may also invest in investment grade convertible securities (preferred stocks and bonds which may have either attached warrants or a conversion privilege into common stocks). The Fund may invest in preferred stocks, government securities, investment grade debt securities or money market instruments including, but not limited to, Treasury Bills, certificates of deposit, eurodollars, repurchase agreements, commercial paper and master demand notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when

                                                                   PROSPECTUS 19


such lending rates change) and cash. At times, when economic conditions or general levels of common stock prices are such that the Manager deems it prudent to adopt a temporary defensive position by reducing or curtailing investments in common stocks, a larger proportion than usual of the Fund's assets may be invested in preferred stocks, government securities, investment grade debt securities, or money market instruments (as described above) and cash. The Fund may invest up to 15% of its total assets at the time of purchase in foreign securities and may also invest up to 5% of its total assets at the time of purchase in "Special Situations." See "Aggressive Equity Fund - Investment Policies and Techniques" for a description of investment grade securities and the Manager's intention with respect to securities whose ratings are downgraded, and the definition and risks associated with investments in foreign securities and "Special Situations." It should be noted that companies in which the Fund may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in their earnings and prospects. See "Aggressive Equity Fund - Investment Policies and Techniques" for an additional discussion of risks associated with investments in companies with smaller market capitalizations.

The Mid-Cap Fund is a non-diversified investment company. This means that the Fund is not restricted by the provisions of the Investment Company Act of 1940 with respect to the diversification of its investments. As a matter of fundamental policy which may not be changed without shareholder vote, however, as to 75% of the Fund's total assets, the Fund will not purchase additional securities of any one individual company if immediately after and as a result of such investment the Fund owns more than 10% of any class of securities of such company. In addition, though not a fundamental policy, as to 50% of the Fund's total assets, the Fund will not purchase additional securities of any one individual company if immediately after and as a result of such investment more than 5% of the Fund's total assets would be invested in the securities of such company, or the Fund owns more than 10% of the outstanding voting securities of such company. Because the Fund's "non-diversified status" permits the investment of a greater portion of the Fund's assets in the securities of individual companies than would be permissible under a "diversified status," the Fund's "non-diversified status" is considered to subject the Fund to a greater degree of risk.

INCOME FUND
INVESTMENT OBJECTIVE--The Income Fund's primary investment objective is to receive current income at low risk by investing in fixed income securities. The secondary objective is capital appreciation. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. The Fund is not limited as to the maturities of its portfolio

20 PROSPECTUS

investments, and to the extent consistent with its investment objective, may take full advantage of the entire range of maturities offered. However, under normal market conditions, the Fund anticipates it will maintain a dollar weighted average portfolio maturity of three years or less. The Fund can invest in investment grade fixed income securities, including securities of the United States government and its agencies, corporate bonds and notes, convertible securities, preferred stocks, short-term securities, money market instruments and cash.

INVESTMENT POLICIES AND TECHNIQUES--The Income Fund seeks to achieve its investment objectives by investing in investment grade fixed income securities, including securities of the United States government and its agencies and instrumentalities, corporate bonds and notes, convertible securities, preferred stocks, short-term securities, money market instruments and cash. See "Aggressive Equity Fund --Investment Policies and Techniques" for a description of investment grade securities and the Manager's intention with respect to securities where ratings are downgraded.

Securities issued or guaranteed by the U.S. government or its agencies include a variety of Treasury securities which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Government National Mortgage Association (GNMA) pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Bank, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.

Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yields, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund's portfolio securities, and therefore its net asset value per share, generally will decline.

GNMA pass-through certificates may be less effective than other types of U.S. government securities as a means of locking in attractive long-term interest rates due to the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. GNMA certificates may also have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as

                                                             PROSPECTUS 21

interest rates decline, while having comparable risk of decline in value during periods of rising rates.

To the extent they are purchased at par or at a discount, GNMA certificates offer a high degree of safety of principal investment because of the GNMA guarantee. If the Fund buys GNMA certificates or other government mortgage-backed securities at a premium, however, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund's principal investment to the extent of the premium paid.

The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

Not only does the Manager seek to limit risk by investing in investment grade securities but also by adjusting the maturity of the portfolio. The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. The rate of turnover in the Fund will depend on interest rate volatility. During periods of high interest rate volatility, it is likely that the Fund will experience a high rate of turnover. If the Manager forecasts that interest rates will not increase substantially, turnover is lower and the average maturity of the portfolio may exceed ten years. If the Manager forecasts a substantial increase in interest rates, a temporary defensive policy may be more appropriate, and the Manager may deem it prudent to reduce the average maturity of the portfolio to less than one year. As a general matter, instruments having a longer remaining maturity tend to fluctuate more in market value than instruments having a shorter maturity for a given change in yield. Consequently, the Fund's net asset value will tend to fluctuate more at times when the average maturity of its portfolio is longer. While such portfolio adjustments may require the sale of securities prior to their maturity date, the goal of such transactions will be either to increase income and/or to limit risk rather than to obtain trading profits.

Although the Income Fund is a diversified investment company, 25% of the total asset value of the Fund is not subject to the diversification policy. Because this policy permits the investment of more than 5% of the Fund's total assets at the time of purchase in a single security, the Fund is subject to a greater degree of risk.

PORTFOLIO TURNOVER

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year.

22 PROSPECTUS

"Investment securities" for the purposes of this calculation do not include securities with a maturity date less than 12 months from the date of investment.

The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Aggressive Equity, Micro-Cap, Growth, Mid-Cap and Income Funds' portfolios appropriate in view of each Fund's investment objectives. As a result, while the Funds will not purchase or sell securities solely to achieve short-term trading profits, the Funds may sell portfolio securities without regard to the length of time they have been held if continuing to hold them is no longer consistent with the Funds' investment objectives. High turnover (over 100%) in any year will result in the payment by the Funds of above-average amounts of transaction-related charges and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Although a Fund cannot accurately predict its annual portfolio turnover rate, the Manager expects that, under normal circumstances, the annual portfolio turnover rate of the Micro-Cap Fund will not exceed 100%, but may be as high as 150%. The current portfolio turnover rates for the Aggressive Equity, Micro-Cap, Growth, Mid-Cap and Income Funds are set forth in the Prospectus. These rates should not be considered as limiting factors.


MANAGEMENT OF THE COMPANY

Wasatch Funds is a management investment company incorporated in Utah on November 18, 1986 and presently consists of five separate Funds. Wasatch Funds changed its name to Wasatch Funds, Inc. from Wasatch Advisors Funds, Inc. in January 1996. The Growth Fund and Income Fund are each open-end diversified management investment companies, and the Aggressive Equity Fund, Micro-Cap Fund and Mid-Cap Fund are open-end non-diversified management investment companies. The Manager, Wasatch Advisors, Inc., retains proprietary rights to the Company's name.

The business and affairs of Wasatch Funds are subject to the supervision of its Board of Directors. The Board consists of five directors who are elected each year and serve for one-year terms and/or until their successors are elected and qualified.

The Manager determines the investment of the Funds' assets, provides certain administrative services and manages the Funds' business and affairs. The Manager has been in the investment advisory business since 1975 and currently has assets under management of approximately $924 million. Dr. Samuel S. Stewart, Jr. is President and a Director of the Funds and also Chairman of the Board and President of the Manager. Dr. Stewart is the only owner of the Manager who owns more than 25% of the Manager and is thus deemed to control the Manager. All interested directors of the Company are also officers and directors of the Manager.

                                                                 PROSPECTUS 23


Samuel S. Stewart, Jr., Ph.D., is the portfolio manager of the Income Fund and as such is responsible for the day-to-day management of the Income Fund's portfolio. Dr. Stewart is the President of the Manager and has served in such capacity since 1975 when he founded the Manager. Dr. Stewart also serves as lead manager for the portfolio of the Aggressive Equity Fund and serves as Co-Manager with Jeff Cardon on the Growth Fund, Co-Manager with Karey Barker on the Mid-Cap Fund, and Co-Manager with Robert Gardiner on the Micro-Cap Fund. While the portfolios of the Micro-Cap Fund, Growth Fund and Mid-Cap Fund are co-managed, a committee comprised of Dr. Stewart, Jeff Cardon, Karey Barker, Robert Gardiner, Mark Bailey and Roy Jespersen, all of whom are Chartered Financial Analysts except Mr. Jespersen who has an MBA, also makes recommendations to the Funds. Mr. Cardon joined the Manager in 1980 and serves as Vice-President and Senior Research Analyst. Ms. Barker and Mr. Gardiner have served as research analysts for the Manager since 1989 and 1990, respectively. Mr. Bailey and Mr. Jespersen joined the Manager in 1981 and 1983, respectively, and serve as Vice-Presidents.

The Manager has offices at 68 South Main Street, Salt Lake City, UT 84101, which also houses the offices of Wasatch Funds.

ADVISORY AND OTHER AGREEMENTS
The Company retains the Manager to manage the investment of its assets and to place orders for the purchases and sales of its portfolio securities. Under investment advisory and service contracts, the Aggressive Equity and Growth Funds pay the Manager a monthly fee computed on average daily net assets of each Fund at the annual rate of 1.0%. The Mid-Cap Fund pays the Manager at the annual rate of 1.25%. The Micro-Cap Fund pays the Manager at the annual rate of 2.0%. Such annual rates are higher than the rates paid by most registered investment companies. The Income Fund pays the Manager a monthly fee computed on average daily net assets of the Fund at the annual rate of 1/2 of 1.0%.

The Manager is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Manager is authorized to place portfolio transactions with brokerage firms participating in the distribution of shares of the Funds if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified brokerage firms. The Manager is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Manager determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Manager in managing the assets of other advisory accounts as well as in the management of the assets of the Funds.

24 PROSPECTUS


Pursuant to Administration and Fund Accounting Agreements (the "Administration Agreements"), Sunstone Financial Group, Inc. (the "Administrator"), 207 East Buffalo Street, Suite 400, Milwaukee, WI 53202-5712, calculates daily net asset values of each Fund, oversees the Funds' Custodian and Transfer Agent, prepares and files all federal and state tax returns and required tax filings (other than those required to be made by the Funds' Custodian or the Transfer Agent), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accounts, monitors the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), monitors compliance with the Funds' investment policies and restrictions and generally assists in the Funds' administrative operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives a fee on the combined value of the Funds, computed daily and payable monthly, at the annual rate of twenty-eight one-hundredths of one percent (0.28%) on the first $50 million of the average daily net assets, eighteen one-hundredths of one percent (0.18%) on the next $50 million of the average daily net assets and thirteen one-hundredths of one percent (0.13%) on the average daily net assets in excess of $100 million, subject to the following minimum fees: Aggressive Equity Fund ($75,000); Mid-Cap Fund ($75,000); Growth Fund ($40,000); Micro-Cap Fund ($17,500); and Income Fund ($4,000).

Sunstone Financial Group, Inc. acts as Transfer Agent for the Funds (the "Transfer Agent"). UMB Bank, n.a. acts as Custodian of the assets of the Funds. The Company, on behalf of each of the Funds, has also entered into service agreements with various brokerage firms pursuant to which the brokers provide certain administrative services with respect to their customers who are beneficial owners of shares of the Funds. Pursuant to these service agreements, the Funds compensate the brokers for the administrative services provided which compensation is based on the aggregate assets of their customers that are invested in the Funds.

EXPENSES
The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to Directors who are not interested persons (as defined in the Investment

                                                                  PROSPECTUS 25


Company Act of 1940), interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with Fund transactions, fees and expenses of the Custodian of the Funds' assets, printing and mailing expenses, charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents, travel expenses, salaries and related compensation of all non-officer employees, and extraordinary and nonrecurring expenses.

The advisory and service contracts provide that the Manager shall reimburse the Funds if Fund expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs exceed those set forth in any statutory or regulatory formula prescribed by any state in which Fund shares are registered at such time. The Manager has voluntarily agreed to limit the expenses of the Micro-Cap Fund to 2.50%, the expenses of the Aggressive Equity and Growth Funds to 1.50%, the expenses of the Mid-Cap Fund to 1.75% and the expenses of the Income Fund to 1.0% of average net assets computed on a daily basis and will pay all expenses excluding interest, taxes, extraordinary expenses, brokerage commissions and transactions costs in excess of such limitations. For the year ended September 30, 1995, the Manager reimbursed the Aggressive Equity Fund $0; the Growth Fund $16,636; the Mid-Cap Fund $35,750; the Income Fund $19,946; and the Micro-Cap Fund $23,438, respectively. The Manager may rescind these voluntary limitations on expenses at any time.

ORGANIZATION OF THE COMPANY

The Company is comprised of five separate series, each of which consists of a separate portfolio or fund which issues a separate class of shares. The Board of Directors is authorized to create new funds in addition to those already existing without the approval of the shareholders of the Company. All shares have equal voting rights; each share is entitled to one vote per share (with proportionate voting for fractional shares), except that only shares of the respective series are entitled to vote on matters concerning only that series.

The assets received by the Company upon the sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund will be allocated on the basis of each Fund's relative net assets during the fiscal year.

Each share of a series of the Company has equal dividend, distribution, liquidation and voting rights with other shares of that series. Each issued and outstanding share of a series is entitled to one vote and to participate equally in dividends and distributions

PROSPECTUS 26


declared by the Fund out of that series and upon liquidation or dissolution of the series in the net assets remaining after satisfaction of outstanding liabilities.

The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable.

PURCHASE OF SHARES

Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a New Account Application by the Funds. The Board of Directors of the Funds has established $2,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase. The minimum purchase requirements do not apply to reinvested dividends or investments pursuant to an Automatic Investment Plan or Individual Retirement Account.

INITIAL INVESTMENT (MINIMUM $2,000)
New Account Applications may be obtained from the Funds. Completed applications should be mailed directly to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172. All applications must be accompanied by payment in the form of a check made payable to Wasatch Funds. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Funds will charge a $15 fee against an investor's account for any payment check returned for insufficient funds. The investor will also be responsible for any losses suffered by the Funds as a result. When a purchase is made by check and a redemption is made shortly thereafter, the Funds may delay the mailing of a redemption check until it is satisfied that the check used to purchase Fund shares has cleared.

To avoid redemption delays, purchases may be made by direct wire transfers. The establishment of a new account by wire transfer should be preceded by a telephone call to the Funds at 1-800-551-1700. The investor will be asked to provide his or her name, address, Social Security or Tax Identification Number, the name of the Fund, the amount of his or her investment and the name and address of the bank that will be wiring the investment. The Funds will inform the investor of his or her assigned investor account number at that time. Funds should be wired through the Federal Reserve System as follows:

                                                                  PROSPECTUS 27


     UMB Bank, n.a.
     A.B.A. Number 101000695
     For credit to Wasatch Funds
     Account Number 987-060-9800
     For further credit to:
     (investor account number)
     (name or account registration)
     (Social Security or Tax Identification Number)
     (Identify which account to purchase)

You must promptly complete a New Account Application and mail it to the Funds at the following address: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53202-2172. If you wish to send it via overnight delivery, you may send it to:
Wasatch Funds, 207 East Buffalo Street, Suite 315, Milwaukee, WI 53202-5712. Shares will not be redeemed until the Funds receive a properly completed and executed New Account Application. The Funds reserve the right to refuse a telephone transaction if they believe it advisable to do so.

Inquiries concerning the Funds or the New Account Application may be directed to the Funds. For telephone assistance, call 1-800-551-1700.

SUBSEQUENT INVESTMENTS (MINIMUM $100)
Additions to an investor's account may be made by mail or by wire ($100 minimum). When adding to an account by mail, the investor should send to the Funds his or her remittance, together with the detachable form sent with the most recent statement from the Funds. If this form is unavailable, the investor should send a note giving the full name of the account and the account number. For additional investments made by wire transfer, the investor should use the wiring instructions mentioned above. The investor should notify the Funds at 1-800-551-1700 prior to wiring funds. The required minimum investments are waived in the case of reinvestment of dividends and distributions and may be waived for plans involving automatic periodic investments.

GENERAL INFORMATION
All applications to purchase Fund shares are subject to acceptance by the Funds and are not binding until so accepted. The Funds do not, except as indicated in the following sentence, accept telephone orders for the purchase of shares and reserve the right to reject applications in whole or in part. The Funds may accept telephone orders from broker/dealers who have been previously approved by the Funds. It is the responsibility of such broker/dealers promptly to forward purchase or redemption orders to the Funds. Although there is no sales charge levied directly by the Funds, broker/dealers may charge the investor a transaction-based fee or other fee for their services. Such charges may vary among broker/dealers but in all cases will be retained by the broker/dealer and not remitted to the Funds or the Manager.

28 PROSPECTUS



In order to relieve the investor of responsibility for safekeeping and delivery of stock certificates, the Funds will not issue certificates as of February 1, 1996. Instead, shares purchased are automatically credited to an account maintained for the investor on the books of the Funds. The investor will receive a statement showing the details of each transaction.

The Aggressive Equity Fund is currently closed to new investors. Shareholders of the Aggressive Equity Fund as of the July 15, 1995 closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Aggressive Equity Fund shares owned and through the purchase of additional Aggressive Equity Fund shares. Shareholders of the Aggressive Equity Fund as of the July 15, 1995 closing date may also open and add to additional Aggressive Equity Fund accounts that use the same Social Security Number as the account existing as of July 15, 1995 such as accounts where the shareholder is the owner, a joint owner or a custodian for a minor child. Shares of the Fund may continue to be purchased through financial planners whose clients beneficially own in the aggregate existing Aggressive Equity Fund accounts in excess of $1 million as of July 15, 1995. Additionally, Directors of the Fund and employees and directors of the Fund's Manager may continue to open new Fund accounts. The Fund may resume sales to new investors at some future date, but it has no present intention to do so.

AUTOMATIC INVESTMENT PLAN
The Funds offer an Automatic Investment Plan in which an investor may automatically make purchases of shares of the Funds on a regular, convenient basis ($50 minimum per transaction monthly/$100 quarterly). Under the Automatic Investment Plan, an investor's designated bank or other financial institution debits a preauthorized amount on the investor's account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Funds for participating in the Automatic Investment Plan. A $15 fee will be imposed by the Funds if sufficient funds are not available in the investor's account at the time of the automatic transaction. Applications to establish the Automatic Investment Plan are available from the Funds. A $1,000 minimum initial investment must be met before the Automatic Investment Plan may be established.

RETIREMENT PLANS

IRA PLAN--Individuals who receive compensation or earned income, even if they are active participants in a qualified retirement plan (or certain similar retirement plans), may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Funds offer a prototype IRA plan which may be adopted by individuals. There is currently no charge for establishing an account, although there is an annual maintenance fee. A $1,000 minimum initial investment ($250 for a spousal IRA) is required.

                                                                  PROSPECTUS 29


Earnings on amounts held in an IRA are not taxed until withdrawn. However, the amount of deduction, if any, allowed for IRA contributions is limited for individuals who are active participants in an employer-maintained retirement plan and whose incomes exceed specific limits.

A description of applicable service fees and certain limitations on contributions and withdrawals, as well as an application form, are available from the Funds upon request. The IRA kit contains a Disclosure Statement which the Internal Revenue Service requires to be furnished to individuals who are considering adopting the IRA. Premature withdrawals from an IRA will result in adverse tax consequences. Consultation with a competent financial and tax adviser is recommended.

SECTION 403(B)(7) PLAN--The Funds also offer a tax-sheltered custodial account designed to qualify under Section 403(b)(7) of the Internal Revenue Code which is available for use by employees of certain educational, non-profit, hospital and charitable organizations.

A complete description of the Plans, as well as a description of the various applicable service fees, are available from the Funds upon request.

EXCHANGE PRIVILEGE

Shares of any Wasatch Fund may be exchanged for shares of another Wasatch Fund at any time. This exchange offer is available only in states where shares of such other Fund may be legally sold. Each exchange is subject to the minimum initial investment required for each Fund. You may make additional exchanges for $500 or more. You may open a new account or purchase additional shares by making an exchange from an existing Wasatch Fund account. New accounts will have the same registration as the existing accounts. Exchanges may be made either in writing or by telephone. To exchange by telephone, you must follow the instructions below under "How to Redeem by Telephone." Exchanges for shares in the Aggressive Equity Fund may only be made by shareholders with an existing Aggressive Equity Fund account.

In addition to the ability to exchange among Wasatch Funds, shareholders may exchange all or a portion of their investment from the Wasatch Funds to the Northern U.S. Government Money Market Fund (the "U.S. Government Money Market Fund"). This expanded exchange feature is subject to the minimum purchase and redemption amounts set forth in this Prospectus ($2,000 minimum, $100 subsequent). You must obtain a copy of the U.S. Government Money Market Fund prospectus from the Funds, and you are advised to read it carefully, before authorizing any investment in shares of the U.S. Government Money Market Fund.

30 PROSPECTUS

Exchange requests may be subject to other limitations, including those relating to frequency, that may be established from time to time to ensure that the exchanges do not disadvantage the Funds or their investors. Investors will be notified at least 60 days in advance of any changes in such limitations and may obtain the terms of any such limitation by writing to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172. The Funds currently limit exchanges to four per year.

There is no fee for a written exchange request. The responsibility of the Funds and their Transfer Agent for the authenticity of telephone exchange transactions may be limited as described under "Redemption of Shares." Exchanges into the Aggressive Equity Fund from other Wasatch Funds or from the U.S. Government Money Market Fund are permitted only for shareholders with an existing Aggressive Equity Fund account.

The Funds also allow investors to make regular automatic monthly investments in an existing account in the Aggressive Equity Fund, Micro-Cap Fund, Growth Fund, Mid-Cap Fund or Income Fund by redemption of shares from their U.S. Government Money Market Fund. There is no fee charged for this service. These transactions must meet the minimum purchase amounts described. Any changes to the automatic exchange must be made prior to the end of the preceding month to be effective in the current month. Please call the Funds at 1-800-551-1700 for an application form.

An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another of the Funds or the U.S. Government Money Market Fund. For exchanges between Wasatch Funds, the value to be exchanged and the price of the shares being purchased will be the new net asset value next determined by the Funds after receipt and acceptance of proper instructions for the exchange. If you desire to use the expanded exchange privilege, you should contact the Funds at 1-800-551-1700 for further information about the procedures and the effective time for exchanges. You should note that requests for an exchange from a Fund to the U.S. Government Money Market Fund must be received and accepted by the Funds by 3:00 p.m. Central time on a day during which the Fund's net asset value is determined in order to permit the investment of exchange proceeds into the U.S. Government Money Market Fund the next day the net asset value of the U.S. Government Money Market Fund is determined. Requests for an exchange from the U.S. Government Money Market Fund to a Fund must be received by the Funds prior to 12:30 p.m. Central time in order to permit the redemption of the U.S. Government Money Market Fund and the investment of the exchange proceeds into the Fund the day the exchange request is accepted. Otherwise, both the redemption from the U.S. Government Money Market Fund and the purchase of the Fund will occur the next day the respective net asset values are determined. An exchange from one Fund to another or to the U.S. Government Money Market Fund is treated the same as an ordinary sale and purchase for federal income tax purposes.

                                                                  PROSPECTUS 31

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, the investor may realize a capital gain or loss. Before making an exchange request, the investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange.

If you buy shares by check, you may not exchange those shares for up to ten calendar days to ensure your check has cleared. If you intend to exchange shares soon after their purchase, you should purchase shares by wire or contact the Funds at 1-800-551-1700.

Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Contact the Funds for additional information concerning the exchange privilege.

REDEMPTION OF SHARES

Investors may request redemption of part or all of their shares in a Fund whenever they wish. For most redemption requests, an investor need only deliver to the Funds a written, unconditional request to redeem his or her shares at net asset value. A request for redemption must be signed exactly as the shares are registered, including the signature of each joint owner, and must specify the Fund and either the number of shares or the dollar amount of shares that are to be redeemed. If stock certificates have been issued, the investor must also deliver the certificate or certificates in transferable form, duly endorsed or accompanied by a separate stock power. In certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, additional documentation and signature guarantees may be required. Redemptions are effected only by the Funds. In case of any questions concerning the nature of such additional requirements, the Funds should be contacted in advance by calling 1-800-551-1700.

Redemption requests may be submitted directly to the Funds at no cost to the investor. They may also be submitted through broker/dealers, in which case a service fee may be charged by such broker/dealer. If shares are purchased through a broker/dealer and are held in the name of the broker/dealer, redemption requests will only be accepted by the Funds if made by the broker/dealer. If a redemption request is not sent directly to the Funds, it will be forwarded to the Funds, and the effective date of redemption will be delayed until the request is received by the Funds. THUS, TO AVOID DELAY, PLEASE SUBMIT REDEMPTION REQUESTS DIRECTLY TO THE FUNDS.

Except in certain situations, such as where corporations, executors, administrators, trustees and guardians are involved, signatures need not be guaranteed unless (a) the redemption request exceeds $25,000, or (b) the proceeds of the redemption are requested to be sent by wire transfer to a person other than the registered holder or holders of the shares to be redeemed or to be mailed to other than the address of record. In such cases,

32 PROSPECTUS

each signature on any stock certificate, stock power or redemption request must be guaranteed by a commercial bank or trust company in the United States, a member firm of the Exchange or other eligible guarantor institution.

The redemption price per share is the next determined net asset value per Fund share after receipt by the Funds of the written request containing the information set forth above, accompanied by all required documentation. The amount received will depend on the market value of the investments in the Fund's portfolio at the time of determination of net asset value and may be more or less than the cost of the shares redeemed. A check in payment for shares redeemed will be mailed to the holder typically within one or two days, but no later than the seventh day after receipt of the redemption request in proper form and of all required documentation (except as indicated below for certain redemptions of shares purchased by check).

Investors may redeem Fund shares by telephone. To redeem shares by telephone, an investor must check the appropriate box on the New Account Application. Once this feature has been requested, shares may be redeemed by phoning the Funds at 1-800-551-1700 and giving the Fund name, account number and either the number of shares or the dollar amount to be redeemed. Proceeds redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the Funds' records. Telephone redemptions must be in amounts of $1,000 or more, not exceeding $50,000. This maximum amount may be waived for broker/dealers.

Payment of the redemption proceeds for Fund shares redeemed by telephone where an investor requests wire payment will normally be made in federal funds on the next business day. As stated above, the Funds will wire redemption proceeds only to the bank and account designated on the New Account Application or in written instructions subsequently received by the Funds, and only if the bank is a commercial bank located within the United States. The Funds currently charge a $7.50 fee for each payment made by wire of redemption proceeds, which fee will be deducted from the investor's account.

In order to arrange for telephone redemptions after a Fund account has been opened or to change the bank, account or address designated to receive redemption proceeds, a written request must be sent to the Funds. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated by the Funds at any time. In an effort to prevent unauthorized or fraudulent

                                                                  PROSPECTUS 33

redemption or exchange requests by telephone, the Funds and the Transfer Agent have implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include requesting verification of various pieces of personal information, recording telephone transactions, confirming transactions in writing and restricting transmittal of redemption proceeds to pre-authorized designations. Other procedures may be implemented from time to time. If reasonable procedures are not implemented, the Funds and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. Investors should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If an investor is unable to contact the Funds by telephone, shares may also be redeemed by delivering the redemption request to the Funds by mail as described above.

The Funds will mail payment for redemption within seven days after it receives proper instructions for redemption. However, the Funds will delay payment for ten calendar days on redemptions of recent purchases made by check. This allows the Funds to verify that the check will not be returned due to insufficient funds and is intended to protect the remaining investors from loss.

To relieve the Funds of the cost of maintaining uneconomical accounts, the Funds reserve the right to redeem the shares held in any account if, at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $500. Before such involuntary redemption would occur, the investor would be given at least 60 days' written notice and, during that period, the investor could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in a Fund's net asset value. Any such involuntary redemption would be at net asset value.

The right to redeem Fund shares will be suspended for any period during which the Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of portfolio securities or fairly to determine the net asset value.

For further information on the right to redeem Fund shares, see the section of the Statement of Additional Information entitled "Purchase, Redemption and Pricing of Securities Being Offered."

34 PROSPECTUS

SYSTEMATIC WITHDRAWAL PLAN
As another convenience for its shareholders, the Funds offer a Systematic Withdrawal Plan whereby investors may request that a check drawn in a predetermined amount be sent to them each month. An investor's account must own shares in a Fund worth at least $5,000 in order to start a Systematic Withdrawal Plan with respect to such Fund, and the minimum amount that may be withdrawn monthly under the plan is $50. Currently there is no separate charge to an investor for this plan. The Systematic Withdrawal Plan may be terminated at any time without charge or penalty, and the Funds reserve the right to terminate or modify the Systematic Withdrawal Plan upon 60 days' written notice to each investor prior to the modification or termination taking effect.

Withdrawals involve redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Purchases of additional shares concurrent with withdrawals may be disadvantageous to investors because of certain tax consequences. If the amount withdrawn under the Systematic Withdrawal Plan exceeds the dividends credited to an investor's account, the account may ultimately be depleted. An application for participation in the Systematic Withdrawal Plan can be obtained from the Funds.

NET ASSET VALUE AND DAYS OF OPERATION

The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours (currently 4:00 p.m. Eastern Time) on the Exchange on each day the Exchange is open for trading. As a result, shares of the Funds will not be priced on the holidays which the Exchange observes: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is calculated by dividing the value of all securities and other assets owned by each Fund, less the liabilities charged to that Fund, by the number of the Fund's outstanding shares.

Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by the Manager under the supervision of the Board of Directors.

                                                                  PROSPECTUS 35

SHAREHOLDER REPORTS

Investors will be provided with a report showing the Funds' portfolios and other information at least semi-annually; and annually, after the close of the Funds' fiscal year, which ends September 30, with a report containing audited financial statements. Except for automatic investment and systematic withdrawal transactions, an individual account statement will be sent to the investor by the Funds after each purchase, including reinvestment of dividends, or redemption of Fund shares. Participants in the Automatic Investment and Systematic Withdrawal Plans will receive quarterly confirmations of all automatic transactions. Each investor will also receive an annual statement after the end of the calendar year listing all transactions in shares of the Funds during such year.

Investors who have questions about their account(s), have general questions about the Funds, or desire additional information should call the Funds at 1-800-551-1700.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

In addition to any increase in the value of shares which a Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

DIVIDENDS
Dividends from stocks and interest earned from other investments are the Funds' main source of ordinary income. Substantially all of the income, less expenses, of the Wasatch Aggressive Equity Fund, Wasatch Micro-Cap Fund, Wasatch Growth Fund and Wasatch Mid-Cap Fund is distributed annually as dividends to shareholders. Effective April 1, 1996, the Wasatch Income Fund will begin declaring dividends of its net investment income daily and distributing the dividends monthly. Prior thereto, the Income Fund will declare a dividend in March 1996 which will include prior months' undistributed income.

CAPITAL GAINS
Net realized capital gains represent the total profit from sales of securities, minus total losses from sales of securities, including any losses carried forward from prior years. Any net realized capital gains resulting from the operations of the Funds will be distributed annually.

Dividends and capital gains distributions from a Fund are automatically applied to purchase additional shares of the Fund at the net asset value per share on the payable date unless the shareholder has requested in writing to the Transfer Agent that payment be made in cash. This option may be changed at any time by written request to the

36 PROSPECTUS

Transfer Agent; the election is effective for distributions with a dividend record date on or after the date that the Transfer Agent receives notice of the election.

TAXES
The Funds intend to qualify annually for and elect tax treatment applicable to a "regulated investment company" under Subchapter M of the Code. Because each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders, it is not expected that the Funds will be required to pay any federal income taxes. Should a Fund fail to distribute the amount required by the Tax Reform Act of 1986, as amended, during any calendar year, the Fund would be required to pay a 4% nondeductible excise tax on the amount of the underdistribution. Shareholders will normally have to pay federal income taxes and any state and local income taxes on the dividends and distributions they receive from a Fund. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. Shareholders are advised to consult their own tax advisers with respect to these matters.

At the end of each calendar year, shareholders are sent full information on dividends and long-term capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains.

Prior to purchasing shares of a Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

The Funds are required to withhold and remit to the U.S. Treasury 31% of dividend payments, capital gains distributions, and redemption proceeds for any account on which the owner provides an incorrect Taxpayer Identification Number or no number on a new account.

                                                                  PROSPECTUS 37

ADDITIONAL INFORMATION

DIRECTORS
Samuel S. Stewart, Jr., Ph.D., Chairman of the Board
Jeff S. Cardon
James U. Jensen
Roy S. Jespersen
William R. Swinyard

INVESTMENT ADVISER
Wasatch Advisors, Inc.
68 South Main Street
Salt Lake City, UT 84101

ADMINISTRATOR AND TRANSFER AGENT
(effective February 19, 1996)
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202-5712

CUSTODIAN
UMB Bank, n.a.
928 Grand Avenue
Kansas City, MO 64141

LEGAL COUNSEL
Michael J. Radmer
Dorsey & Whitney P.L.L.P.
220 South Sixth Street
Minneapolis, MN 55402-1498

INDEPENDENT AUDITORS
Arthur Andersen LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

38 PROSPECTUS

                                WASATCH FUNDS
                            68 South Main Street
                          Salt Lake City, UT 84101

                          For Fund Information and
                            Shareholder Services:
                               1-800-551-1700

                                                                  PROSPECTUS 39

HOW TO OPEN YOUR ACCOUNT

(1) Carefully read the attached prospectus which contains more complete information about the Funds.

(2) Complete the enclosed application form.

(3) Mail the completed form, along with your check payable to Wasatch Funds, in the postage-paid envelope. Or call us for instructions on how to arrange for a bank wire.

MINIMUM TO OPEN ACCOUNT:

--------------------------------------------------------------------------------
Regular Account                                                           $2,000
--------------------------------------------------------------------------------
Automatic Investment Plan                                                 $1,000
Automatic Investment Plan allows for investments directly from your bank directly to the Fund on a monthly or quarterly basis
(subsequent automatic investment minimum is $50 per transaction monthly/$100 quarterly)
--------------------------------------------------------------------------------
IRA Account                                                               $1,000
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS, PLEASE CALL 1-800-551-1700

                        Wasatch New Account Application
[LOGO]

MAKE CHECKS PAYABLE TO: Wasatch Funds
MAIL COMPLETED APPLICATION TO: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172
TO CONTACT WASATCH FUNDS BY PHONE: Call 1-800-551-1700 for Fund information, literature, prices and Wasatch Fund account information
====================================================================================================================================
1. INVESTOR NAME                           / / Individual

   For Joint Account:                              Name                                                    Birthdate
   Fill in Individual                              --------------------------------------------------------------------------------
   and Joint Owner                                 Social Security Number         Citizen of  / / U.S.    / /  Other
   Information                                     --------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------------
                                           / / Joint Owner-Registration will be JTWROS (Joint Tenant with Right of Survivorship)
                                               unless otherwise specified.

                                                   Name                                                    Birthdate
                                                   --------------------------------------------------------------------------------
                                                   Social Security Number         Citizen of  / / U.S.    / /  Other
                                                   --------------------------------------------------------------------------------
                                           / / Gift to Minor

                                                   Custodian
                                                   --------------------------------------------------------------------------------
                                                   Minor                                 Minor's Birthdate
                                                   --------------------------------------------------------------------------------
                                                   Minor's Social Security Number                  Citizen of / / U.S.  / / Other
                                                   --------------------------------------------------------------------------------
                                                   Custodian's Social Security Number*             Citizen of / / U.S.  / / Other
                                                   --------------------------------------------------------------------------------
                                                   *This information is not used for tax purposes.  It will be used for informational purposes only.

                                           / / Corporation, Partnership, Trust or Other Entity

                                                   Name of Entity
                                                   --------------------------------------------------------------------------------
                                                   Taxpayer Identification Number
                                                   --------------------------------------------------------------------------------

====================================================================================================================================
2. MAILING ADDRESS                                                                    / / Send Duplicate Confirmations to:
                                           Street, Apt.                               Name
                                           ----------------------------------------------------------------------------------------
                                           City/State/Zip                             Address
                                           ----------------------------------------------------------------------------------------
                                           Daytime Phone Number (   )                 City/State/Zip
                                           ----------------------------------------------------------------------------------------

====================================================================================================================================
3. YOUR INVESTMENT                The minimum initial investment is $2,000 per fund.
   INSTRUCTIONS                   ($1,000 if you are establishing an Automatic Investment Plan)
                                  Minimum additions to any fund are $100; $50 for Automatic              Distribution Options
                                  Investment Plan                                                        Dividends      *Dividends
                                                                                                         and Capital     and Capital
                                                                                                         Gains           Gains in
                                                                                               Amount    Reinvested      Cash
                                  / /      Wasatch Aggressive Equity Fund
                                           (Closed to new investors July 1995)                 $            / /            / /
                                  --------------------------------------------------------------------------------------------------
                                  / /      Wasatch Micro-Cap Fund                              $            / /            / /
                                  --------------------------------------------------------------------------------------------------
                                  / /      Wasatch Growth Fund                                 $            / /            / /
                                  --------------------------------------------------------------------------------------------------
                                  / /      Wasatch Mid-Cap Fund                                $            / /            / /
                                  --------------------------------------------------------------------------------------------------
                                  / /      Wasatch Income Fund                                 $            / /            / /
                                  --------------------------------------------------------------------------------------------------
                                  / /      Northern U.S. Government Money
                                           Market Fund                                         $            / /            / /
                                  --------------------------------------------------------------------------------------------------
                                  *If you choose NOT to reinvest dividends please attach a        (If no distribution option is
                                   voided check or deposit slip for your bank account.  Your      checked, dividends and capital
                                   cash payment will be credited directly to this account.        gains will be reinvested.)

====================================================================================================================================
4.   PERIODIC                     / /  I would like the following existing accounts linked to generate one combined statement
     COMBINED                          with this new account:
     STATEMENTS*
                                  Account Number
                                                 -----------------------------------
     *All accounts                Account Number
      opened with                                -----------------------------------
      this application            If you are not the registered owner, the registered owner must sign below.
      will be linked
      for a Periodic                       --------------------------------------------------------------------
      Combined Statement.                  Signature
====================================================================================================================================
5.   PAYMENT FOR                  / / By check payable to WASATCH FUNDS $
     INITIAL PURCHASE                                                     -----------------------
                                  / / By wire: Call 1-800-551-1700 for instructions.  Date of wire         Amount $
                                                                                                   --------         -----------
====================================================================================================================================
                                                                                                                         (over)


====================================================================================================================================
6.   CHECK                        There is a $500 minimum for any check written from the Northern U.S. Government Money
     REDEMPTION                   Market Fund.  Shares purchased by check may not be redeemed with checkwriting
     SIGNATURE(S)                 for 10 days from the purchase date.

     (For Northern                / / Check this box and complete this section only if you would like checkwriting privileges
     U.S. Government              for the Northern U.S. Government Money Market Fund
     Money Market
     Fund Only)                   Name
                                  --------------------------------------------------------------------------------------------------
                                  Authorized Signatures
                                  --------------------------------------------------------------------------------------------------
                                  (Checkwriting is not valid unless all owners sign.)

                                  Indicate the number of signatures that must appear on check.
                                  / / One Signature             / / Two Signatures             / / Three or more Signatures

====================================================================================================================================
7.   TELEPHONE                    / / Telephone Exchanges. Allows exchanges between identically registered Wasatch
     OPTIONS                          Funds and the Northern U.S. Government Money Market Fund.  A $500 minimum applies to exchanges.

                                  / / Telephone Redemption.  Permits the redemption of a minimum of $1,000 and maximum of $50,000. (A minimum of $500 must remain in your account to keep account open.)
====================================================================================================================================
8.   AUTOMATIC                    The minimum initial investment for an Automatic Investment Plan is $1,000.
     INVESTMENT                   Please start my Automatic Investment Plan as described in the Prospectus beginning:
     PLAN

     Your signed                  / / Monthly - indicate month              or
     Application                                               ------------
     must be
     received at
     least 10                     / / Quarterly in March, June, Sept. or Dec. - indicate month
     business days                                                                             ------------------------------
     prior to                     I hereby instruct Wasatch Funds to automatically transfer
     initial
     transaction.

     An unsigned,                 $            to the Wasatch Aggressive Equity Fund
     voided check                   ----------
     (for checking                $            to the Wasatch Micro-Cap Fund
     accounts) or                   ---------
     a savings                    $            to the Wasatch Growth Fund
     account                        ---------
     deposit slip                 $            to the Wasatch Mid-Cap Fund
     is required                    ---------
     with your                    $            to the Wasatch Income Fund
     Application.                   ---------
                                  (minimum $50 monthly/$100 quarterly per Fund) directly from my checking, NOW or savings account named below on the / / 5th and/or / / 20th of each month or the first business day thereafter.  I understand that I will be assessed a $15 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason.

                                  Name(s) on Bank Account
                                  --------------------------------------------------------------------------------------------------
                                  Bank Name                                                          Account Number
                                  --------------------------------------------------------------------------------------------------
                                  Bank Address
                                  --------------------------------------------------------------------------------------------------
                                  Signature of Bank Account Owner
                                  --------------------------------------------------------------------------------------------------
                                  Signature of Joint Owner
                                  --------------------------------------------------------------------------------------------------

====================================================================================================================================
9.   SIGNATURES                   I am (we are) of legal age, have received and read the Prospectus(es) and agree to the
     AND                          terms therein.  I (we) certify (1) that the Social Security or Taxpayer Identification Number
     CERTIFICATION                provided above is correct and (2) that the IRS has not notified me (us) that I am (we are)
                                  subject to 31% backup withholding.

                                  Signature of Individual
                                  --------------------------------------------------------------------------------------------------
                                  Signature of Joint Owner
                                  --------------------------------------------------------------------------------------------------
                                  Date
                                  --------------------------------------------------------------------------------------------------
                                  Signatures of Partners, Trustees or Others
                                  --------------------------------------------------------------------------------------------------

                                  --------------------------------------------------------------------------------------------------
                                  Date
                                  --------------------------------------------------------------------------------------------------
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                                                                                                                             PA-1/96